Exhibit 10.47

Confidential Treatment Requested.

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SECOND AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT

This Second Amendment to Credit Card Program Agreement (“Second Amendment”) is made as of the 28th day of June, 2006, by and among The Neiman Marcus Group, Inc. (“NMG”), Bergdorf Goodman, Inc. (“BG”, and together with NMG, the “NMG Companies”), HSBC Bank Nevada, N.A., a national credit card bank (“Bank”), and Household Corporation, a Delaware corporation (“Primary Servicer”), to that certain Credit Card Program Agreement (“Agreement”) executed as of June 8, 2005 and amended by the First Amendment to Credit Card Program Agreement executed as of April 30, 2006, by and between the parties thereto.

W I T N E S S E T H:

WHEREAS, the parties wish to further amend the Agreement as set forth herein:

NOW, THEREFORE, in consideration of the terms, conditions and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Schedule 7.3(a)(A)(1) is deleted in its entirety and replaced with the following new Schedule 7.3(a)(A)(1):

“Percentage of all billing statements that will be mailed out within [***] days (excluding Sundays) of cycle close date provided that this standard shall not apply if either:  (i) a NMG system problem prevents communications of the credit input data to Bank’s credit operations (monthly reporting will be completed on an Excel spreadsheet); or, (ii) Inserts provided by the NMG Companies do not meet Bank’s specification:  [***]”

2.             The table included in Schedule 9.1(a)(1) under the section titled “Determination of Servicing Fee Percentage” is hereby deleted and replaced with the following new table:

Service	Amount	Definition
Billing and Statementing
Documentation Services — Statement Mailing — Internal Inserts	[***]	Bank is issuing the cycle end bills and statements for all Accounts and including internal inserts in such bills

Documentation Services — Statement Mailing — External Inserts	[***]	Bank is issuing the cycle end bills and statements for all Accounts and including external inserts in such Bills

Credit Card Production Services	[***]	Bank is producing and issuing all new, replacement and reissued credit card plates
Late Stage Collections
General Late Stage Collections	[***]	Bank is collecting balances which are at least [***] days past their due date
Charged off balances	[***]	Bank is collecting balances which have been written-off in accordance with the Risk Management Policies
Universal Agents to Bank Payroll		Bank is employing the Persons responsible for

customer service and related activities
Early Stage Collections	[***]	Bank is collecting balances which are less than [***] days past their due date
Customer Service Services	[***]	Bank is staffing the call center and resolving customer and store inquiries
Credit Processing Services	[***]	Bank if processing and decisioning new applications and pending sale transactions
Data Processing Services (Systems Conversions)	[***]	Bank is processing all Account activity on the Bank’s systems

3.             To the extent the provisions of this Second Amendment are inconsistent with the Agreement, this Second Amendment shall govern.

4.             This Second Amendment supersedes all prior communications and shall be binding upon and inure to the benefits of the parties, their respective successors and assigns.

5.             All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement.

6.             Except as otherwise modified herein, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first above written.

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ William S. Hough
Title: VP Credit Services

BERGDORF GOODMAN, INC.

By:	/s/ William S. Hough
Title: VP Credit Services

HSBC BANK NEVADA, N.A.

By:	/s/ Richard Klesse
Title: Vice President

HOUSEHOLD CORPORATION

By:	/s/ Richard Klesse
Title: Vice President